___________________________________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

OLDWEBSITES.COM, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1) Amount Previously Paid:.........................................................................
2) Form, Schedule or Registration Statement No.........................................
3) Filing Party:............................................................................................
4) Date Filed..............................................................................................

OLDWEBSITES.COM, INC.
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
December 12, 2008

To the Shareholders:

The Annual Meeting (“Meeting”) of shareholders of OLDWEBSITES.COM, INC.  (“Company”) will be held at the corporate office of the Company, located at 175 East 400 South, Salt Lake City, Utah commencing at 10:00am.

1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company’s independent auditors.

3.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on October 24, 2008, as the record date for the determination of shareholders entitled to notice of the Meeting.  All shareholders of record at close of business on that date will be entitled to vote at the Meeting.  The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

James Roszel
Chairman of the Board

Guelph, Ontario, Canada
October 29, 2008

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY.  NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN.  THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

OLDWEBSITES.COM, INC.
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of Oldwebsites.com, Inc., a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on December 12, 2008.  This proxy statement and form of proxy will be sent to shareholders on approximately November 3, 2008.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting.  Each proxy will be voted as instructed and, if no instruction is given, will be voted “FOR” the election of the named directors, and “FOR” ratification of the appointment of the independent auditors of the Company.  The named proxies may vote at their discretion upon such other matters as may properly come before the Meeting.  A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions.  If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”.  The election of directors is a “discretionary” item.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  The Company estimates that the total cost of this solicitation will aggregate $2,500.  The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing.  Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares of the Company are entitled to one vote for each share held.  As of the record date, there were 7,909,345 common shares outstanding.  There are no other voting securities outstanding.  A majority of the common shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2007, the share ownership of each person known by the Company to be the beneficial owner of 5% or more of the Company's shares.

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class

Common	Cooksmill NetSystems Inc. (Note 1)	3,982,113	50.35%
	175 East 400 South, Suite 900	(voting)
	Salt Lake City, UT

Common	James Roszel (Note 2)	92,348	1.17%
	7 Darren Place	(voting)
	Guelph, Ontario Canada

Common	Paul Roszel (Note 3)	242,066	3.06%
	7 Darren Place	(voting)
	Guelph, Ontario Canada

Common	Terrence J. Millie	158,678	2.01%
	D-801 Sheng Xin Da Di	(voting)
	Beijing, China

Common	Richard R. Ivanovick, C.A.	410,563	5.19%
	23 Cottontail Place	(voting)
	Cambridge, Ontario Canada

Note (1) Cooksmill NetSystems Inc. is a wholly-owned subsidiary of Inter-Continental Recycling Inc., a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company and his immediate family.

Note (2) Mr. James Roszel is the son of Mr. Paul Roszel (see Note 1 and Note 3).

Note (3) Mr. Paul Roszel owns and beneficially holds 242,066 shares. In addition, he may be deemed to be a beneficial owner of the 3,982,113 common shares held by Cooksmill NetSystems Inc. (see Note 1).

DIRECTORS AND EXECUTIVE OFFICERS

The following persons are the current directors and executive officers of the Company:

Name	Age	Position	Term of Office
James Roszel (Note 1)	26	Chairman of the Board, President, Director	08/99 to present

Paul Roszel	50	Director	08/99 to present

Terrence J. Millie	30	Director	08/99 to present

Richard R. Ivanovick C.A.	67	Chief Financial Officer	08/99 to present

Note (1)  James Roszel is the son of Paul Roszel.

For the past eight years Mr. James Roszel has been responsible for the ongoing marketing, and participated in business development of RecycleNet Corporation.  James Roszel has been the President and a Director of Oldwebsites.com, Inc. (formerly Fiberglass.com, Inc.) since its inception.

For the past eight years Mr. Paul Roszel has been responsible for the ongoing development and promotion of RecycleNet Corporation. Mr. Roszel is the founding director, Chairman of the Board and President, of RecycleNet Corporation. Mr. Roszel has over 30 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

For the past eight years Mr. Terrence Millie has been involved in the development of Oldwebsites.com, Inc. (formerly Fiberglass.com, Inc.).  He has also been involved in the development of RecycleNet Corporation and Scrap China Corporation (a former wholly-owned subsidiary of RecycleNet Corporation).

Mr. Richard Ivanovick, C.A., joined the Company in August 1999 as the Chief Financial Officer.  For the past 30 years Mr. Ivanovick has been serving as President of Marsh Tire Service Ltd., Ontario, Canada, a company involved in automobile service, sales and leasing of automobiles in the Guelph, Ontario area.  Mr. Ivanovick has also served as the Chief Financial Officer of RecycleNet Corporation since March 1999

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company.  There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (“1934 Act”) requires the Company’s officers, directors and persons who own more than 10% of the Company’s registered equity securities to file with the Securities & Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of shares of the Company.  The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% shareholders have been met and complied with.

CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

As of December 31, 2006, the Company had advanced $75,000 to RecycleNet Corporation. This note receivable was due on demand, bore no interest, and was re-paid to the Company in February 2007.

The Company has an agreement with Inter-Continental Recycling, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc. is owned 100% by the immediate family of Paul Roszel, one of the directors of the Company. The Company is billed monthly for services supplied for management and sales activities, which vary monthly based on the activity level.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charges incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employee’s as does Inter- Continental.  The management/staff charges for the years ended December 31, 2007 and 2006 were $26,675 and $0, respectively.

Internet service provider (ISP) fees are billed on a monthly basis from Cooksmill NetSystems Inc. to the Company. Cooksmill NetSystems Inc. a wholly-owned subsidiary of Inter-Continental Recycling Inc. a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family. The ISP charges for each of the years ended December 31, 2007 and 2006 were $9,000.

The Company has a merchant services agreement with RecycleNet Corporation, the former parent Company. According to the terms of the agreement, the Company pays a servicing fee of 20% of the gross sales for the related party to bill customers and collect payments on behalf of the Company. Fees paid to the related party for the years ended December 31, 2007 and 2006 were $396 and $2,094, respectively and are reported net of sales.

The Company has office space in a facility owned by the family of the President of the Company.

Cooksmill NetSystems, Inc. is a wholly-owned subsidiary of Inter-Continental Recycling Inc., a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company and his immediate family.  Cooksmill NetSystems Inc. owns 3,982,113 common shares of Oldwebsites.com, Inc.

Mr. Paul Roszel, through his holdings, controls the majority of the shares in Oldwebsites.com, Inc.

Paul Roszel is the CEO and founding director of RecycleNet Corporation, the former parent Company of Oldwebsites.com, Inc.  James Roszel is the son of Paul Roszel.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the fiscal years 2007 and 2006 by the Officers and Directors of the Company.  They are the only persons who received compensation during those periods. No other miscellaneous compensation was paid or stock options granted during those periods.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary

James Roszel, President & Chairman	2007	$26,675
	2006	$NIL

Paul Roszel, Director	2007	$NIL
	2006	$NIL

Terrence Millie, Director	2007	$NIL
	2006	$NIL

Richard R. Ivanovick, CFO	2007	$NIL
	2006	$NIL

Audit Fees

Hansen, Barnett & Maxwell P.C. served as the Company’s independent accountants for the year ended December 31, 2007 and are expected to serve in that capacity for the current year. Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell P.C. for the year ended December 31, 2007 are summarized as follows:

2007
Audit	$12,500
Audit related	–
Tax	1,300
All other	–

Total	$14,300

Audit Fees.  Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements and review of and preparation of consents for registration statements for filing with the Securities and Exchange Commission.

Tax Fees.  Tax fees related to services for tax compliance and consulting.

Audit Committee Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the Audit Committee of the Board of Directors, which is comprised of independent directors knowledgeable of financial reporting, considers and pre-approves any audit and non-audit services to be performed by the Company’s independent accountants. The Audit Committee has the authority to grant pre-approvals of non-audit services.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

The three persons named above in “Directors and Executive Officers” and who are designated as directors of the Company, James P. Roszel, Paul Roszel, and Terrence J. Millie, are standing for election as directors of the Company for the coming year or until their successors are qualified and elected.  The Company expects all of the nominees will be able to serve as directors.  If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.  The Board of Directors recommends a vote “FOR” the above nominees.

PROPOSAL NUMBER 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, P.C. certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company.  Hansen, Barnett & Maxwell, P.C. has served as the Company’s public accountants since inception and the Board is requesting that the shareholders ratify that appointment.  The Board of Directors recommends a vote “FOR” the ratification of the public accountants.

SHAREHOLDER PROPOSALS

Shareholders of the Company may present proposals to the Company for inclusion in the Company’s proxy statement prepared in connection with its next regular annual meeting of shareholders.  Proposals to be included in the materials for the 2008 annual meeting must be received by the Company no later than December 30, 2008, in order to be considered for inclusion.  The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2008 annual meeting of shareholders.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein.  If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in it’s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder.  The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and the Annual Report on Form 10-KSB to any person who so requests. Direct requests to the Company at it’s address set forth above or request via email at info@oldwebsites.com

By Order of the Board of Directors

October 29, 2008
James Roszel, Chairman

HANSEN, BARNETT & MAXWELL, P.C.
A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS	Registered with the Public Company
Accounting Oversight Board
5 Triad Center, Suite 750
Salt Lake City, UT 84180-1128
Phone: (801) 532-2200 Fax: (801) 532-7944
www.hbmcpas.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors
Oldwebsites.com, Inc.

We have audited the balance sheets of Oldwebsites.com, Inc. as of December 31, 2007 and 2006 and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oldwebsites.com, Inc. as of December 31, 2007 and 2006 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s operating losses, negative cash flows from operations, accumulated deficit and minimal sales raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

HANSEN, BARNETT & MAXWELL, P.C.

Salt Lake City, Utah
March 27, 2008

OLDWEBSITES.COM, INC
BALANCE SHEETS

December 31,	2007	2006
ASSETS
Current Assets
Cash	$25,026	$8,689
Related party receivable	-	75,000
Total Assets	$25,026	$83,689

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accrued expenses	$7,300	$-
Deferred revenue	-	2,345
Total Current Liabilities	7,300	2,345

Stockholders' Equity
Common shares - $0.00 par value; 150,000,000 shares authorized; 7,909,345 and 9,100,000 shares issued and outstanding, respectively	131,927	131,927
Accumulated deficit	(114,201)	(50,583)
Total Stockholders' Equity	17,726	81,344
Total Liabilities and Stockholders' Equity	$25,026	$83,689

The accompanying notes are an integral part of these financial statements.

OLDWEBSITES.COM, INC.
STATEMENTS OF OPERATIONS

For the Year Ended December 31,	2007	2006
Sales	$4,389	$7,197
Selling, general and administrative expenses	68,007	9,188
Net Loss	$(63,618)	$(1,991)

Basic and Diluted Loss Per Common Share	$(0.01)	$-
Weighted-Average Common Shares Outstanding	8,724,862	9,100,000

The accompanying notes are an integral part of these financial statements.

OLDWEBSITES.COM, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2007

	Common Shares		Accumulated	Total Stockholders'
	Shares	Amount	Deficit	Equity
Balance - December 31, 2005	9,100,000	$131,927	$(48,592)	$83,335

Net loss for the year ended December 31, 2006	-	-	(1,991)	(1,991)

Balance - December 31, 2006	9,100,000	131,927	(50,583)	81,344

Return of shares from spin-off of Corporation September 7, 2007; at cost	(1,190,655)	-	-	-

Net loss for the year ended December 31, 2007	-	-	(63,618)	(63,618)
Balance - December 31, 2007	7,909,345	$131,927	$(114,201)	$17,726

The accompanying notes are an integral part of these financial statements.

Oldwebsites.com, Inc.
STATEMENTS OF CASH FLOWS

For The Year Ended December 31,	2007	2006
Cash Flows From Operating Activities:
Net loss	$(63,618)	$(1,991)
Changes in assets and liabilities:
Accrued expenses	7,300	-
Deferred revenue	(2,345)	1,179
Net Cash Used In Operating Activities	(58,663)	(812)

Cash Flows From Investing Activities:
Collection of related party receivable	75,000	-
Net Cash Provided by Investing Activities	75,000	-

Cash Flows from Financing Activities	-	-

Net Change in Cash	16,337	(812)
Cash at Beginning of Period	8,689	9,501
Cash at End of Period	$25,026	$8,689

The accompanying notes are an integral part of these financial statements.

OLDWEBSITES.COM, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

NOTE 1-ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The accompanying financial statements present the financial position of Oldwebsites.com, Inc. (the Company) and the results of the operations and cash flows in accordance with accounting principles generally accepted in the United States of America.

Business Condition – The Company has an accumulated deficit, negative cash flows from operations and losses since inception. This situation raises substantial doubt about its ability to continue as a going concern.  The Company believes that the shift in the focus of the operations will be sufficient to fund its ongoing operations. Success in these efforts is not assured.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Values of Financial Instruments - Due to their near-term nature, the amounts reported as cash, related party receivable, accrued expenses and deferred revenue are considered to be reasonable approximations of their fair values.

Revenue Recognition - Revenue from services are recognized as the services are provided. Revenues from the internet portal services business are derived from individual custom packages that include any combination of the following services: subscription fees, HTML linking services, advertising, and web page construction. The Company charges a per-client, per-month repetitive service fee, regardless of the services provided. With respect to the Internet portal sites that facilitate e-commerce trading, the Company only charges a monthly fee for services that are provided to customers. The Company does not charge sellers or buyers a percentage of the value of their transactions nor does the Company charge a back-end fee.

Oldwebsites.com, Inc., operates an exchange for buying and selling old websites and domain names.  The Company anticipates capturing revenue from this portion of its business by charging a percentage of the value of the websites or domain names sold in the exchange.

Oldwebsites.com, Inc. currently uses contextual advertising and affiliate marketing on its websites to realize the value of Internet traffic.  These services include pay-per-click advertising, pay-per-call advertising, pay-per-lead advertising, banner advertising, lead generation services, and affiliate content advertising. The Company will apply these monetization services to the websites listed in the oldwebsites.com exchange.

Advertising Costs - Advertising costs are charged to expense in the period incurred. Advertising expense for the years ended December 31, 2007 and 2006 was $3,990 and $0 respectively.

Income Taxes — The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the asset or liabilities are recovered or settled.  Deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.  Deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary.

Basic And Diluted Loss Per Common Share — Basic loss per common share is calculated by dividing net loss by the weighted-average number of common shares outstanding.  Diluted loss per common share is calculated by dividing net loss by the weighted-average number of common shares outstanding to give effect to potentially issuable common shares except during loss periods when those potentially issuable shares are anti-dilutive.  At December 31, 2007 and 2006, the Company had no issuable common shares.

NOTE 2-RELATED PARTY TRANSACTIONS

As of December 31, 2006, the Company had advanced $75,000 to RecycleNet Corporation. This note receivable was due on demand, bore no interest, and was re-paid to the Company in February 2007.

The Company has an agreement with Inter-Continental Recycling, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc. is owned 100% by the immediate family of one of the directors of the Company. The Company is billed monthly for services supplied for management and sales activities, which vary monthly based on the activity level.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charges incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employee’s as does Inter- Continental.  The management/staff charges for the years ended December 31, 2007 and 2006 were $26,675 and $0, respectively.

Internet service provider (ISP) fees are billed on a monthly basis from Cooksmill NetSystems Inc. to the Company. Cooksmill NetSystems Inc. a wholly-owned subsidiary of Inter-Continental Recycling Inc. a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family. The ISP charges for each of the years ended December 31, 2007 and 2006 were $9,000.

The Company has a merchant services agreement with RecycleNet Corporation, the former parent Company. According to the terms of the agreement, the Company pays a servicing fee of 20% of the gross sales for the related party to bill customers and collect payments on behalf of the Company. Fees paid to the related party for the years ended December 31, 2007 and 2006 were $396 and $2,094, respectively and are reported net of sales.

The Company has office space in a facility owned by the family of the President of the Company.

NOTE 3-STOCKHOLDERS' EQUITY

The Company is authorized to issue 150,000,000 common shares with no par value.

On June 6, 2007 RecycleNet Corporation announced the spin-off of Oldwebsites.com, Inc. effective September 7, 2007.  The spin-off was in the form of a pro-rata share dividend to RecycleNet Corporation common shareholders.  On September 7, 2007, the common shareholders of record of RecycleNet Corporation received one share of Oldwebsites.com, Inc. for every ten shares of RecycleNet Corporation.   The remaining undistributed share balance of 1,190,655 shares, was returned to the company.   The balance of issued and outstanding shares of Oldwebsites.com, Inc. as of December 31, 2007 is 7,909,345.

NOTE 4-INCOME TAXES

Deferred tax assets are comprised of the following at December 31, 2007 and 2006:

For the Years Ended December 31,	2007	2006

Operating loss carry forwards	$40,686	$16,957
Less: Valuation allowances	(40,686)	(16,957)

Net Deferred Tax Asset	$-	$-

The Company had no income tax expense for the years ended December 31, 2007 and 2006.

The following is a reconciliation of the amount of expense that would result from applying federal statutory rates to pretax loss with the provision for income taxes for the years ended December 31:

For the Years Ended December 31,	2007	2006
Tax benefit at statutory rate (34%)	$(21,630)	$(677)
Change in deferred tax asset valuation allowance	23,729	743
Other	(2,099)	(66)

Net Income Tax Expense	$-	$-

The Company has U.S. federal operating loss carry forwards of $109,078 that expire from 2019 through 2023. The use of U.S. operating loss carry forwards are limited and may not be available to offset future income.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

There are currently no disagreements or changes pending with the Company’s accountants.

ITEM 8A. CONTROLS AND PROCEDURES

Evaluation of disclosure controls and procedures

As of the end of the period covered by this report, the Company conducted an evaluation, under the supervision and with the participation of the principal executive officer and principal financial officer, of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d015(e) under the Securities Exchange Act of 1934 (the “Exchange Act”)). Based on this evaluation, the principal executive officer and principal financial officer concluded that the Company’s disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms.

Management’s Report on Internal Control over Financial Reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2007. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Our management has concluded that, as of December 31, 2007, our internal control over financial reporting is effective based on these criteria.

Changes in internal control over financial reporting.

There was no change in the Company’s internal control over financial reporting during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Part III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The directors and officers of the Company are as follows:

Name	Age	Position	Term of Office

James Roszel (Note 1)	26	Chairman of the Board, President	08/99 to Present

Paul Roszel (Note 1)	50	Director	08/99 to Present

Terrence Millie	30	Director	08/99 to Present

Richard Ivanovick, C.A	67	Chief Financial Officer	08/99 to Present

(Note 1)  James Roszel is the son of Paul Roszel

For the past eight years James Roszel has been responsible for the ongoing marketing, and participated in business development, of RecycleNet Corporation.  James Roszel has been the President and a Director of Oldwebsites.com, Inc., formerly Fiberglass.com, Inc., since its inception.

For the past eight years Paul Roszel has been responsible for the ongoing development and promotion of RecycleNet Corporation.  Mr. Roszel is the founding director, Chairman of the Board and President, of RecycleNet Corporation.  Mr. Roszel has over 30 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

For the past eight years Terrence Millie has been involved in the development of Oldwebsites.com, Inc. formerly Fiberglass.com, Inc. He has also been involved in the development of RecycleNet Corporation and of Scrap China Corporation, a former wholly owned subsidiary of RecycleNet Corporation.

Richard R. Ivanovick C.A. joined the Company in August 1999 as the Chief Financial Officer.  For the past 30 years, Richard R. Ivanovick C.A. has been serving as President of Marsh Tire Service Ltd., Ontario, Canada, a company involved in automobile service, sales and leasing of automobiles, in the Guelph, Ontario area.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS:

To the knowledge of the Company there are no pending or threatened litigation or proceedings against the Company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Section 16-10a-901 through 909 of the Utah Revised Business Corporation Act authorizes a corporation's board of directors or a court to award indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred, including counsel fees)arising under the Securities Act of 1933. A director of a corporation may only be indemnified if: (1) the conduct was in good faith; and (2) the director reasonably believed that the conduct was in or not opposed to the corporation's best interest; and (3) in the case of any criminal proceeding, the director had no reasonable cause to believe the conduct was unlawful. A corporation may not indemnify a person under the Utah Act unless and until the corporation's board of directors has determined that the applicable standard of conduct set forth above has been met.

The Company's Articles of Incorporation do not provide for any additional or different indemnification procedures other than those provided by the Utah Act, nor has the Company entered into any indemnity agreements with its current directors and officers regarding the granting of other or additional or contractual assurances regarding the scope of the indemnification allowed by the Utah Act. At present, there is no pending litigation or proceeding involving a director, officer or employee of the Company regarding which indemnification is sought, nor is the Company aware of any threatened litigation that may result in claims or indemnification. The Company has not obtained director's and officer's liability insurance, although the board of directors of the Company may determine to investigate and, possibly, acquire such insurance in the future.

ITEM 10. EXECUTIVE COMPENSATION

The following table shows compensation earned during the fiscal years 2007 and 2006 by the Officers and Directors of the Company.  They are the only persons who received compensation during those periods. No other miscellaneous compensation was paid or stock options granted during those periods.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary

James Roszel, President & Chairman	2007	$26,675
	2006	$NIL

Paul Roszel, Director	2007	$NIL
	2006	$NIL

Terrence Millie, Director	2007	$NIL
	2006	$NIL

Richard R. Ivanovick, CFO	2007	$NIL
	2006	$NIL

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDERS MATTERS

The following tables sets forth, as of the date herein, the share ownership of each person known by the Company to be the beneficial owner of 5% or more of the Company's shares, each officer and director individually and all directors and officers of the Company as a group.

Title of Class	Name & Address of Beneficial Owner	Amount, Nature & Percentage of Beneficial Ownership

Common	Cooksmill NetSystems, Inc. (Note 1) 7 Darren Place Guelph, Ontario Canada	3,982,113 shares (voting) 50.35%

Common	James Roszel 7 Darren Place Guelph, Ontario Canada	92,348 shares (voting) 1.17%

Common	Paul Roszel (Note 1) 7 Darren Place Guelph, Ontario Canada	242,066 shares (voting) 3.06%

Common	Terrence Millie D-801 Sheng Xin Da Di Beijing, China	158,678 shares (voting) 2.01%

Common	Richard R. Ivanovick C.A. 23 Cottontail Place Cambridge, Ontario Canada	410,563 shares (voting) 5.19%

Note (1) Cooksmill NetSystems Inc. is a wholly-owned subsidiary of Inter-Continental Recycling Inc. a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has an agreement with Inter-Continental Recycling, Inc., an Ontario Corporation with its head office address at 7 Darren Place, Guelph Ontario. Inter-Continental Recycling, Inc. is controlled 100% by Mr. Paul Roszel and his immediate family. Inter-Continental Recycling Inc. operates a pool of qualified personnel, working on development projects, computer programming updates and sales activities for various companies.  From this pool of personnel, Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs.

Oldwebsites.com, Inc. is billed $750 monthly for direct costs for web hosting fees and utilization of bandwidth. It is also billed monthly for services supplied directly for management and sales activities, which vary monthly based on the activity level.

Cooksmill NetSystems, Inc. a wholly-owned subsidiary of Inter-Continental Recycling Inc. a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family owns 3,982,113 common shares of Oldwebsites.com, Inc.

Mr. Paul Roszel, through his holdings, controls the majority of the shares in Oldwebsites.com, Inc.

Paul Roszel is the CEO and founding director of RecycleNet Corporation, the former parent Company of Oldwebsites.com, Inc.  James Roszel is the son of Paul Roszel.

There are no other transactions during 2007, or proposed transactions, between the Company and any director or officer or greater than 5% shareholder in which such persons had or is to have a direct or indirect material interest. The Company has no stock options, option plans or other incentive compensation plans at the present time, although the Company anticipates that it may adopt incentive compensation plans in the future. Further, the Company has no formal management or employment agreements with any of its officers, directors or other employees.

Officers, directors and greater than 5% shareholders of the Company may have a direct or indirect interest in future potential businesses or entities in the recycling industry.

PROMOTERS OF THE COMPANY

The promoter of the Company is Mr. Paul Roszel. Mr. Roszel is the founding Director and CEO of RecycleNet Corporation, the parent company of Oldwebsites.com, Inc.

DESCRIPTION OF SECURITIES

The Company is authorized to issue 150,000,000 common shares with no par value of which 7,909,345 common shares were issued and outstanding at December 31, 2007.

On June 6, 2007, RecycleNet Corporation, the former parent Company announced a pro-rata spin-off of all shares of Oldwebsites.com, Inc. to its shareholders effective September 7, 2007.

The common shareholders of RecycleNet received one share of Oldwebsites.com, Inc. for every ten shares of RecycleNet common stock.  The Board of Directors of RecycleNet decided to distribute the Oldwebsites.com, Inc. shares to the RecycleNet shareholders to benefit its shareholders and to separate the different lines of business.

As of the date of the spin-off, Oldwebsites.com, Inc. now functions as its own fully reporting entity.

There are no provisions in the amended Articles of Incorporation of the Company that would delay, defer, or prevent a change in control of the Company. The Company has no debt securities issued and the Company does not contemplate issuing any in the near future.

ITEM 13. EXHIBITS

a) Exhibits.

Exhibit 3.1 (a) – Articles of Incorporation - August 26, 1999*

Exhibit 3.1 (b) – Articles of Incorporation - December 28, 2006*

Exhibit 3.1 (c) – Amendment of Name Change*

Exhibit 31.1 – Certification of the President and Director pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 31.2 – Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 32.1 – Certification of the President and Director pursuant to U.S.C Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 32.2 – Certification of the Chief Financial Officer pursuant to U.S.C Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
________________
* Previously filed

(b) Reports on Form 8-K.

Item 8.01. Other Events – Announcement of resolution for pro-rata spin off of Oldwebsites.com, Inc.

Exhibit 20 - Consent Resolution dated June 6, 2007

ITEM 14. Principal Accountant Fees and Services

Hansen, Barnett & Maxwell P.C. served as the Company’s independent accountants for the year ended December 31, 2007 and are expected to serve in that capacity for the current year. Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell P.C. for the year ended December 31, 2007 are summarized as follows:

2007
Audit	$12,500
Audit related	–
Tax	1,300
All other	–

Total	$14,300

Audit Fees.  Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements and review of and preparation of consents for registration statements for filing with the Securities and Exchange Commission.

Tax Fees.  Tax fees related to services for tax compliance and consulting.

Audit Committee Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the Audit Committee of the Board of Directors, which is comprised of independent directors knowledgeable of financial reporting, considers and pre-approves any audit and non-audit services to be performed by the Company’s independent accountants. The Audit Committee has the authority to grant pre-approvals of non-audit services.

PROXY
OLDWEBSITES.COM, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of OLDWEBSITES.COM, INC. (“Company”) hereby constitutes and appoints Paul Roszel and James Roszel, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the corporate office of the Company, 175 East 400 South, Salt Lake City, Utah on Friday December 12, 2008, at 10:00 o’clock a.m., and at any adjournment thereof.

ELECTION OF DIRECTORS:  Three persons are nominated – James Roszel, Paul Roszel and Terrence Millie (each shareholder has the right to vote the number of common shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).

“FOR” all nominees [  ]
Withhold authority to vote for all nominees [  ]
Withhold authority to vote for nominee(s) named below:
James Roszel [  ]      Paul Roszel [  ]     Terrence Millie [  ]

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell as the Company’s public accountants for the coming year.

FOR [ ]	AGAINST [ ]

OTHER BUSINESS:  Such other business as may properly come before the meeting.

AUTHORITY GRANTED [ ]	AUTHORITY WITHHELD [ ]

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares:____________	______________________________
Signature
_____________________________
Joint Owner (if any)
Dated:________________, 2008	______________________________
Printed name(s)/Capacity

(In order to execute your proxy, please remove this page and return to the Company in the envelope provided)